UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2009 (July 1, 2009)

MASSEY ENERGY COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	1-7775 (Commission File Number)	95-0740960 (I.R.S. Employer Identification No.)

4 North 4th Street, Richmond, Virginia      23219
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (804) 788-1800

N/A

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors approved an amendment to the Massey Energy Company's Bylaws, effective July 1, 2009, to modify the language in Section 3.02 to decrease the number of authorized board members from ten to nine as a result of the retirement of a member from the Board of Directors on such date. The full text of the Restated Bylaws, as amended as of July 1, 2009, is attached as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

Item 9.01.                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Restated Bylaws, as amended as of July 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2009

MASSEY ENERGY COMPANY

/s/ Richard R. Grinnan
                                                By: Richard R. Grinnan
Its:  Vice President and Corporate Secretary

Exhibit Index

Exhibit 3.1                      Restated Bylaws, as amended as of July 1, 2009.